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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): April 8, 1998


                          MORTON INDUSTRIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Georgia                       0-13198             38-0811650
          ------------------------------------------------------------
  State or other jurisdiction of     (Commission         (I.R.S. Employer
 incorporation or organization       File Number)       Identification No.)


1021 West Birchwood, Morton, Illinois                        61550
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(Address of principal executive offices)                  (Zip Code)


        (Registrant's telephone number, including area code 309-266-7176
                                                            -------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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                  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         B & W FABRICATORS, INC., ACQUISITION

         As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 14, 1998, the Company acquired all of the issued and outstanding capital stock of B&W Metal Fabricators, Inc., of Welcome, North Carolina, on April 8, 1998. This Current Report on Form 8-K/A amends the earlier filing by adding the financial statements identified in Item 7.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         The following financial statements are filed as Exhibits to this Form 8-K/A:

     Exhibit No.   Document
     -----------   --------

---------------------------------------------------------------------------
         99.1      Unaudited Financial Statements of B&W Metal
                   Fabricators, Inc., for the three months ended March 31,
                   1998
---------------------------------------------------------------------------
---------------------------------------------------------------------------
         99.2      Audited Financial Statements of B&W Metal Fabricators,
                   Inc., for the years ended December 31, 1997, and 1996
---------------------------------------------------------------------------
---------------------------------------------------------------------------
         99.3      Pro Forma Condensed Combined Balance Sheet and
                   Statement of Earnings
---------------------------------------------------------------------------



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTON INDUSTRIAL GROUP, INC.

                                            (Registrant)


Date:  June 22, 1998               By: /s/ Daryl R. Lindemann
                                      ----------------------------------------
                                            Daryl R. Lindemann
                                            Vice President-Finance, Secretary,
                                            And Treasurer

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                                  EXHIBIT INDEX




-------------------------------------------------------------------------------
         99.1           Unaudited Financial Statements of B&W Metal
                        Fabricators, Inc., for the three months ended March 31,
                        1998
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
         99.2           Audited Financial Statements of B&W Metal Fabricators,
                        Inc., for the years ended December 31, 1997, and 1996
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
         99.3           Pro Forma Condensed Combined Balance Sheet and
                        Statement of Earnings
-------------------------------------------------------------------------------




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